QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.35

FIRST AMENDMENT TO

AMENDED AND RESTATED
2003 STOCK PURCHASE AND OPTION PLAN
FOR ROCKWOOD HOLDINGS, INC.

        Pursuant to resolution duly adopted by the Board of Directors ("Board") of Rockwood Holdings, Inc. (the "Company") effective September 1, 2004, and in accordance with Section 10 of the Amended and Restated 2003 Stock Purchase and Option Plan for Rockwood Holdings, Inc. (the "Plan"), the Plan is amended as follows, effective September 1, 2004:

        Section 6(a) shall be amended by inserting the following sentence after the first sentence thereof:

    "Effective September 1, 2004, the number of Shares available for Grants under this Plan shall be 165,000 shares of the authorized Common Stock."

        Except as hereby expressly amended and modified, the terms and provisions of the Plan shall remain in full force and effect.

        IN WITNESS WHEREOF, the Board has caused this Amendment to be executed by a duly authorized officer of the Company this 1st of September, 2004.

/s/ DONNA M. ABRUNZO Donna M. Abrunzo Assistant Secretary

QuickLinks

Exhibit 10.35